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                                                                    Exhibit 10.2

                           IDERA PHARMACEUTICALS, INC.

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 24, 2006, by and among IDERA PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), and the undersigned the "PURCHASERS".

                                    WHEREAS:

     In connection with the Common Stock Purchase Agreement, dated as of March 24, 2006, by and among the Company and the Purchasers (the "STOCK PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Purchasers (i) shares (the "SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), and (ii) warrants (the "WARRANTS") to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES."

     To induce the Purchasers to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

     1. DEFINITIONS.

          (A) As used in this Agreement, the following terms shall have the following meanings:

               (I) "PURCHASERS" means the Purchasers and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 10 hereof.

               (II) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

               (III) "REGISTRABLE SECURITIES" means (a) the Shares, (b) the Warrant Shares and (c) any shares of capital stock issued or issuable, from time to time (with any adjustments), in respect of the Shares or the Warrant Shares by virtue of any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon the earliest of (A) the date


                                       1.

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that such shares are eligible to be sold under Rule 144(k) of the Securities
Act, (B) the date that such shares are sold (I) pursuant to a registration statement, (II) to or through a broker, dealer or underwriter in a public securities transaction and/or (III) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act such that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) any sale or transfer to any Person which by virtue of Section 10 of this Agreement is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon exercise of the Warrants to the extent any such Warrants are outstanding, even if such exercise has not been effected.

               (IV) "REGISTRATION STATEMENT" means a registration statement of the Company under the Securities Act.

          (B) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

     2. REGISTRATION.

          (A) MANDATORY REGISTRATION. The Company shall prepare promptly and file with the SEC as soon as practicable, but in no event later than the thirtieth (30th) day following the date hereof (the "FILING DATE"), a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, covering the resale of the Registrable Securities. The Registration Statement filed hereunder, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions.

          (B) PAYMENTS BY THE COMPANY. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to Section 2(a) hereof to become effective as soon as practicable after the Filing Date. At the time of effectiveness, the Company shall ensure that such Registration Statement covers all of the Registrable Securities (including, if necessary, by filing an amendment prior to the effective date of the Registration Statement to increase the number of shares covered thereby). If (i) the Registration Statement required to be filed by the Company pursuant to Section 2(a) hereof is not filed with the SEC prior to the Filing Date or declared effective by the SEC on or before the one hundred twentieth (120th) day after the date hereof (the "REGISTRATION DEADLINE") or, (ii) if, after any such Registration Statement has been declared effective by the SEC, sales of any of the Registrable Securities required to be covered by such Registration Statement cannot be made pursuant to such Registration Statement because such Registration Statement has been suspended (by reason of a stop order or the Company's failure to update the Registration Statement or otherwise) except as a result of a permitted Suspension under Section 9, then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 2(b) as liquidated damages and not as a penalty for such delay in or reduction of their ability to sell the


                                       2.

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Registrable Securities (which remedy shall constitute the Purchasers exclusive monetary remedy). The Company shall pay to each Purchaser an amount equal to the product of (i) the aggregate purchase price of the Shares and Warrant Shares then held by such Purchaser (the "AGGREGATE SHARE PRICE"), multiplied by (ii) one hundredths (.01), for each thirty (30) day period (or portion thereof) (A) after the Filing Date and prior to the date the Registration Statement is filed with the SEC pursuant to Section 2(a), (B) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC, and (C) during which sales of any Registrable Securities cannot be made pursuant to any such Registration Statement after the Registration Statement has been declared effective; provided, however, that there shall be excluded from each such period any delays which are solely attributable to changes (other than corrections of Company mistakes with respect to information previously provided by the Purchasers) required by the Purchasers in the Registration Statement with respect to information relating to the Purchasers, including, without limitation, changes to the plan of distribution. Such amounts shall be paid in cash within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period. Notwithstanding the foregoing, in no event shall the Company be obligated to pay liquidated damages (a) to more than one Purchaser in respect of the same Securities for the same period of time or (b) in an aggregate amount that exceeds 10% of the purchase price paid by such Purchaser for such Shares and Warrant Shares.

     3. OBLIGATIONS OF THE COMPANY.

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

          (A) The Company shall respond promptly to any and all comments made by the staff of the SEC to the Registration Statement required by Section 2(a), and shall submit to the SEC before the close of business on a business day within five business days after the business day on which the Company learns (either by telephone or in writing) that no review of such Registration Statement will be made by the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date as soon as practicable. The Company shall use its best efforts to keep such Registration Statement effective pursuant to Rule 415 at all times until no Registrable Securities remain outstanding (the "REGISTRATION PERIOD"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) (i) shall comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC promulgated thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

          (B) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all


                                       3.

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Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

          (C) The Company shall furnish to each Purchaser whose Registrable Securities are included in the Registration Statement (i) promptly after the same is prepared and publicly distributed or filed with the SEC, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, (ii) to the extent not publicly available on the SEC's EDGAR system, promptly after the same is filed with the SEC or received by the Company, one copy of each letter written by or on behalf of the Company to the SEC or the staff of the SEC (including, without limitation, any request to accelerate the effectiveness of the Registration Statement or amendment thereto) and each item of correspondence from the SEC or the staff of the SEC, in each case relating to the Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought or intends to seek confidential treatment); (iii) within 24 hours of the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective; and (iv) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser. Notwithstanding the foregoing, the Company shall not send to any Purchaser any document pursuant to clause (ii) above that the Company determines contains material nonpublic information unless prior to transmittal of such document the Company and such Purchaser agree otherwise and such Purchaser enters into an appropriate confidentiality agreement with the Company with respect thereto.

          (D) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as each Purchaser who holds Registrable Securities being offered reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (b) subject itself to general taxation in any such jurisdiction,
(c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          (E) As promptly as practicable after becoming aware of such event, the Company shall notify each Purchaser by telephone and facsimile of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or


                                       4.

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omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, shall use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and, following such filing and, if applicable, the effectiveness of such filing, shall deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request. In no event shall the Company disclose to any Purchaser any material-non-public information, including without limitation the event, the untrue statement or the omission.

          (F) The Company shall use its best efforts (i) to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable moment (including in each case by amending or supplementing such Registration Statement) and (ii) to notify each Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request).

          (G) The Company shall permit a single firm of counsel designated by the Purchasers to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to its filing with the SEC and shall consider in good faith and consult with such counsel regarding any comment such counsel may reasonably make.

          (H) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the first anniversary of the close of the fiscal quarter during which the Registration Statement was declared effective, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (I) At the request of any Purchaser in the case of an underwritten public offering, the Company shall furnish, on the date of effectiveness of the Registration Statement (i) an opinion, dated as of such date, from counsel representing the Company addressed to the underwriters and in form, scope and substance as is customarily given in an underwritten public offering and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

          (J) For the sole purpose of enabling the Purchasers to conduct an investigation as to the accuracy of the Registration Statement for the purpose of reducing or eliminating the Purchasers' liability under the Securities Act, the Company shall make available for inspection by one firm of attorneys and one firm of accountants or other agents retained by the Purchasers (collectively, the "INSPECTORS") following reasonable notice all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers to supply such information which any Inspector may reasonably request for purposes of


                                       5.

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such due diligence. Nothing herein shall be deemed to limit the Purchasers'
ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. The Company shall not disclose material nonpublic information to the Inspectors unless the Company and the Purchasers agree and the Purchasers and the Inspectors enter into an appropriate confidentiality agreement with the Company with respect thereto.

          (K) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

          (L) The Company shall cooperate with the Purchasers who hold Registrable Securities being to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as Purchasers may reasonably request and registered in such names as the Purchasers may request.

          (M) At the reasonable request of the Purchasers holding a majority in interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

          (N) From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities which are not Registrable Securities in the Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

          (O) Prior to the effectiveness of the Registration Statement, the Company shall take all actions necessary to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     4. OBLIGATIONS OF THE PURCHASERS. In connection with the registration of the Registrable Securities, the Purchasers shall have the following obligations:

          (A) It shall be a condition precedent to the obligations of the Company under Sections 2 and 3 with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five trading days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Purchaser of the information the Company requires from each such Purchaser.

          (B) Each Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in


                                       6.

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connection with the preparation and filing of the Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of such Purchaser's Registrable Securities from such Registration Statement.

          (C) Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e), 3(f) or 9, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 3(e), 3(f) or 9.

     5. EXPENSES OF REGISTRATION. All reasonable expenses incurred by the Company or the Purchasers in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 above, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, the fees and disbursements of one counsel selected by the Purchasers, and the underwriting discounts and commissions shall be borne by the Company. In the event that one party breaches this Agreement, such party shall pay all of the other party's costs and expenses (including reasonable legal fees) incurred by such other party in connection with the enforcement of such other party's rights hereunder.

     6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (A) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Purchaser who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Purchaser and each person who controls any Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii), collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Purchasers and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses


                                       7.

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incurred by them in connection with investigating or defending any such Claim.
Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon (A) a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto, (B) the failure of a Purchaser to comply with Section 4(c) or (C) the use by a Purchaser in connection with any sale or sales of Registrable Securities of a prospectus containing any untrue statement or omission of a material fact following notification by the Company that such prospectus contains an untrue statement or omission of a material fact and receipt by the Purchaser of a corrected prospectus; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10 hereof.

          (B) Each Purchaser who holds such Registrable Securities agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that (I) the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld, and (II) the Purchaser shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Purchasers pursuant to Section 10 hereof.

          (C) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the threat or commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly


                                       8.

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with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines, based upon the reasonable opinion of counsel, that there may be legal defenses available to such Indemnified Person or Indemnified Party which are in conflict with those available to such indemnifying party. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchasers holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Purchasers if it holds Registrable Securities included in such Registration Statement), if the Purchasers are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action.

          (D) The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim.

          (E) No indemnifying party shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include the giving by the claimant to such Indemnified Party a release from all liability in respect to such claim or litigation.

     7. CONTRIBUTION. To the extent any indemnification by an indemnifying party required by the terms of this Agreement is prohibited or limited by law, the indemnifying party, in lieu of indemnifying the Indemnified Party, agrees to contribute with respect to any amounts for which it would otherwise be liable under Section 6 up to the amount paid or payable by the indemnifying party as a result of the Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Person or Indemnified Party, as the case may be, on the other hand, with respect to the Violation giving rise to the applicable Claim; provided, however, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii)


                                       9.

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contribution (together with any indemnification or other obligations under this
Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities. The relative fault of the Company and the Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit each Purchaser to sell securities of the Company to the public, so long as the Registration Statement is effective and such Purchaser holds Registrable Securities, without registration ("RULE 144"), the Company agrees to:

               (I) file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5.2 of the Common Stock Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

               (II) furnish to each Purchaser so long as such Purchaser owns shares of Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities under Rule 144 without registration.

     9. SUSPENSION OF USE OF PROSPECTUS. Subject to Section 2(b), the Company may, by written notice to the Purchasers, for a period not to exceed thirty (30) days thereafter, (i) delay the filing of, or effectiveness of, the Registration Statement; or (ii) suspend the Registration Statement after effectiveness and require that the Purchasers immediately cease sales of Registrable Securities pursuant to the Registration Statement, if (a) the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement would result in a Violation (as defined below) and (b) the Company shall furnish to the Purchasers a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would have a material adverse effect on the Company (which for this purpose shall include a material adverse effect on a pending transaction) to disclose such material nonpublic information or events in the prospectus included in the registration statement (a "SUSPENSION"). The Company shall not disclose such information or events to any Purchaser. If the Company requires the Purchasers to cease sales of Registrable Securities pursuant to a Suspension, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to reinstate the


                                      10.

effectiveness of the Registration Statement and/or give written notice to the Purchasers authorizing them to resume sales pursuant to the Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Purchasers given pursuant hereto, and the Purchasers shall make no offers or sales of Registrable Securities pursuant to the Registration Statement other than by means of such revised prospectus. No more than two such Suspensions, for a maximum cumulative period of 45 days, shall occur in any 12 month period.

     10. ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Purchaser to any affiliate of the Purchaser to which all or any portion of the Registrable Securities are transferred if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Stock Purchase Agreement and the Warrants, as applicable.

     11. AMENDMENT OF REGISTRATION RIGHTS. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Purchasers who hold a majority in interest of the Registrable Securities; provided, however, that no consideration shall be paid to an Purchaser by the Company in connection with an amendment hereto unless each Purchaser similarly affected by such amendment receives a pro-rata amount of consideration from the Company. Unless an Purchaser otherwise agrees, each amendment hereto must similarly affect each Purchaser. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Purchaser and the Company.

     12. MISCELLANEOUS.

          (A) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (B) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon delivery to the party to be notified, (ii) when received by confirmed facsimile, or (iii) one (1) business day after deposit with a nationally recognized overnight carrier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchasers as follows or at such other


                                      11.

addresses as the Company or the Purchasers may designate upon ten (10) days' advance written notice to the other party:

          If to the Company:

               Idera Pharmaceuticals, Inc.
               345 Vassar Street
               Cambridge, MA 02139
               Attn: Chief Executive Officer
               Fax: 617-679-5592

               with a copy simultaneously transmitted by like means to:

               Wilmer Cutler Pickering Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts 02109
               Attn: Stuart Falber
               Fax: (617) 526-5000

     If to a Purchaser, at its address as set forth on the Schedule of Purchasers attached to the Stock Purchase Agreement.

          (C) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (D) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of New York, Borough of Manhattan, in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchasers irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Each party further agrees that service of process upon such party, mailed by first class mail, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the a party's right to serve process in any other manner permitted by law.

          (E) This Agreement, the Stock Purchase Agreement (including all schedules and exhibits thereto) and the Warrants constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Stock Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (F) Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.


                                      12.

          (G) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (H) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (I) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (J) All consents, approvals and other determinations to be made by the Purchasers pursuant to this Agreement shall be made by the Purchasers holding a majority in interest of the Registrable Securities (determined as if all shares of Warrants then outstanding had been converted into or exercised for Registrable Securities) held by all Purchasers.

          (K) Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

          (L) For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close, and the term "TRADING DAY" means any day on which AMEX, or if the Common Stock is not then traded on AMEX the principal securities exchange or trading market where the Common Stock is then listed or traded, is open for trading.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                      13.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

IDERA PHARMACEUTICALS, INC.


By: /s/ Sudhir Agrawal
    ---------------------------------
Name: Sudhir Agrawal
Its: Chief Executive Officer and
     Chief Scientific Officer

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

                                        BAKER BROS. INVESTMENTS, L.P.

                                        By: Baker Bros. Capital, L.P.,
                                            its general partner

                                        By: Baker Bros. Capital (GP), LLC,
                                            its general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                        BAKER BROS. INVESTMENTS II, L.P.

                                        By: Baker Bros. Capital, L.P.,
                                            its general partner

                                        By: Baker Bros. Capital (GP), LLC,
                                            its general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

TANG CAPITAL PARTNERS, LP

By: Tang Capital Management, LLC,
    its General Partner


By: /s/ Kevin C. Tang
    ---------------------------------
    Kevin C. Tang, Manager


                                       2.

PURCHASER:

FINSBURY EMERGING BIOTECHNOLOGY TRUST
PLC


By: /s/ Samuel D. Isaly
    ---------------------------------
Name: Samuel D. Isaly
Title: Managing Partner of Investment
       Advisor


                                       3.

PURCHASER:

                                        BAKER BIOTECH FUND I, L.P.

                                        By: Baker Biotech Capital, L.P.,
                                            its general partner

                                        By: Baker Biotech Capital (GP), LLC,
                                            its general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                        BAKER BIOTECH FUND II, L.P.

                                        By: Baker Biotech Capital II, L.P.,
                                            its general partner

                                        By: Baker Biotech Capital II (GP), LLC,
                                            is general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                        BAKER BIOTECH FUND II (Z), L.P.

                                        By: Baker Biotech Capital II (Z), L.P.,
                                            its general partner

                                        By: Baker Biotech Capital II (Z) (GP),
                                            LLC, is general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                        BAKER BIOTECH FUND III, L.P.

                                        By: Baker Biotech Capital III, L.P.,
                                            its general partner

                                        By: Baker Biotech Capital III (GP), LLC,
                                            is general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                       4.

PURCHASER:

                                        BAKER BIOTECH FUND III (Z), L.P.

                                        By: Baker Biotech Capital III (Z), L.P.,
                                            its general partner

                                        By: Baker Biotech Capital III (Z) (GP),
                                            LLC, is general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                        14159, L.P.

                                        By: 14159 Capital, L.P.,
                                            its general partner

                                        By: 14159 Capital (GP), LLC,
                                            is general partner


                                        By: /s/ Julian Baker
                                            ------------------------------------
                                        Name: Julian Baker
                                        Title: Managing Member


                                       5.